UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2008
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)

300 Concord Plaza Drive San Antonio, Texas (Address of principal executive offices)		78216-6999 (Zip Code)
(210) 828-8484
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
a)	On March 6, 2008, the Audit Committee of the Board of Directors of Tesoro Corporation (“Tesoro” or the “Company”) approved a change in its independent registered public accounting firm. The Audit Committee appointed Ernst and Young LLP (“E&Y”) to serve as its independent registered public accounting firm effective March 6, 2008 and approved the dismissal of Deloitte and Touche LLP (“Deloitte”) on March 6, 2008.

The audit reports of Deloitte on the Company’s consolidated financial statements as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph relating to a change in the method of accounting in 2006 for refined product sales and purchase transactions with the same counterparty that have been entered into in contemplation of one another, and for its pension and other postretirement plans.

During the years ended December 31, 2007 and 2006 and through March 6, 2008, there were (1) no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of Deloitte, would have caused them to make reference to such disagreements in its reports on the Company’s financial statements for such periods, and (2) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Tesoro has provided Deloitte with a copy of this Current Report on Form 8-K and requested that Deloitte furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter from Deloitte to the Securities and Exchange Commission dated as of March 10, 2008 is attached as Exhibit 16.1 to this Current Report.

b)	During the two most recent fiscal years and through March 6, 2008, the Company did not consult with E&Y regarding either (i) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did E&Y provide written or oral advice to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). The appointment of E&Y will be presented to Tesoro’s stockholders for ratification at the Company’s 2008 Annual Meeting of Stockholders to be held on May 6, 2008.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

16.1	Letter from Deloitte to the Securities and Exchange Commission dated March 10, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 12, 2008

TESORO CORPORATION

By:	/s/ OTTO C. SCHWETHELM

Otto C. Schwethelm
Vice President, Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

16.1	Letter from Deloitte to the Securities and Exchange Commission dated March 10, 2008.

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